UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2005

EFJ, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21681	47-0801192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1440 Corporate Drive

Irving, TX 75038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 819-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

In connection with the public offering by EFJ, Inc. (the “Company”) of 6,000,000 shares of common stock, plus an additional 900,000 shares of common stock that may be purchased to cover over-allotments, registered under its registration statement on Form S-3 (Registration No. 333-125257) filed with the Securities and Exchange Commission on May 26, 2005, as amended on August 3, 2005, EFJ, Inc. is filing the exhibit listed as Exhibit 1.1 in Item 9.01 of this Form 8-K.

The press release, dated August 19, 2005, issued by EFJ, Inc. announcing the pricing of its public offering of 6,000,000 shares of common stock is filed with and attached to this Form 8-K as Exhibit 99.1. This offering is expected to close on August 24, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibits are included with this report:

Exhibit 1.1	Underwriting Agreement

Exhibit 99.1	Press Release dated August 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFJ, INC.
(Registrant)

Date: August 22, 2005	By:	/s/ Jana Ahlfinger Bell
Jana Ahlfinger Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement

99.1	Press Release dated August 19, 2005